Exhibit 99.1
Quarterly same store sales (%) Same store sales for Eddie Bauer have trended positively since introduction of Fall/Holiday 2006 merchandise Source: Eddie Bauer & Company filings Note: Combined comp % for Retail and Outlets Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1Q04 -0.009 2Q04 -0.06 3Q04 -0.039 4Q04 0.02 1Q05 0.03 2Q05 0.037 3Q05 -0.043 4Q05 -0.071 1Q06 -0.1 2Q06 -0.059 3Q06 -0.015 4Q06 0.046 1Q07 through 3/10/07 0.095 15 F I N A N C I A L U P D A T E